ANEBULO
PHARMACEUTICALS

NASDAQ: ANEB

Inaugural R&D Day
September 26, 2022

Cautionary Note Regarding Forward-Looking Statements

Forward-Looking Statements

Statements contained in this presentation that are not statements of historical fact are forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, these forward-looking statements can be identified by words such as “anticipate,” “believe,” “designed,” “expect,” “intend,” “may,” “will,” “should” and other comparable terms. Forward-looking statements include statements regarding Anebulo’s intentions, beliefs, projections, outlook, analyses or current expectations regarding: market opportunities and growth in these markets; the PK/PD model we are developing in collaboration with MIDD and its expected design and capabilities; the potential of ANEB-001 to treat ACI; the planned observational study in ACI subjects in the emergency department setting and its expected benefits; statements related to the remainder of Part B of the Phase 2 study; the potential regulatory pathway for ANEB-001; our expectation that the pharmacology of ANEB-001 will support a single dose product; drug product manufacturing; and ANEB-001 parenteral product development. You are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to a number of risks, uncertainties and assumptions, including, but not limited to: initial and interim results from clinical studies are not necessarily indicative of results that may be observed in the future; clinical trial site challenges that may impact the expected timing of Anebulo’s ongoing clinical trials, including challenges related to COVID-19; the timing and success of clinical trials and potential safety and other complications thereof; future supply or manufacturing issues; our ability to successfully commercialize and distribute ANEB-001, if approved; any negative effects on Anebulo’s business and product development plans caused by or associated with COVID-19 or geopolitical issues; and our need for additional capital. These and other risks are described in under the “Risk Factors” heading of Anebulo’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on September 9, 2022. All forward-looking statements made in this presentation speak only as of the date of this presentation and are based on management’s assumptions and estimates as of such date. Except as required by law, Anebulo undertakes no obligation to update or revise forward-looking statements to reflect new information, future events, changed conditions or otherwise after the date of this presentation.

Market & Industry Data

This presentation includes market and industry data and forecasts that Anebulo has developed from independent research reports, publicly available information, various industry publications, other published industry sources or Anebulo’s internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although Anebulo believes that the publications and reports are reliable, Anebulo has not independently verified the data and makes no representation or warrant with respect to the accuracy of such information. Any and all trademarks and tradenames referred to in this presentation are the property of their respective owners. Anebulo’s internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contracts in the markets in which it operates and management’s understanding of industry conditions. Although Anebulo believes that such information is reliable, Anebulo has not had such information verified by any independent sources.

Today's Agenda

ANEBULO PHARMACEUTICALS

- Introduction: Dr. Joseph Lawler, MD, PhD, Chairman of the Board
- Corporate Overview: Simon Allen, Chief Executive Officer
- Clinical Program Highlights and Progress Updates: Dr. Ken Cundy, PhD, Chief Scientific Officer
- Q&A Session
- Concluding Remarks: Simon Allen, Chief Executive Officer

Introductory Remarks

ANEBULO PHARMACEUTICALS

Dr. Joseph Lawler, MD, PhD, Founder and Chairman of the Board

Corporate Overview

ANEBULO PHARMACEUTICALS

Simon Allen, Chief Executive Officer

Anebulo overview

- Biopharmaceutical company developing novel antidote for acute cannabinoid intoxication and, longer term, other indications related to abuse and addiction
- ANEB-001 has the potential to reverse the negative effects of acute cannabinoid intoxication within one hour of administration
  - Potent, small molecule CB1 antagonist with a high affinity for the human CB1 receptor
  - Positive topline (Part A) and interim (Part B) data comparing ANEB-001 to placebo in healthy subjects challenged with THC
  - Significant improvement in key symptoms of THC intoxication
  - Completed clinical trials demonstrate ANEB-001 is rapidly absorbed and well tolerated
- May 6, 2021 IPO raised gross proceeds of $21 million

Value highlights

ANEBULO PHARMACEUTICALS

Potential to address unmet medical need to treat acute cannabinoid intoxication, a large and growing market

- No product is approved for this indication and no other compound is further along in clinical testing
- In 2019, ~1.7 million cannabinoid-related emergency department (ED) visits in the U.S., growing 15% annually
- Legalization of cannabis for medical and recreational use is driving intoxications and hospital ED visits

ANEB-001 has a well-understood mechanism of action

- In-licensed from Vernalis/Ligand Pharmaceuticals
- Central effects of THC are CB1 mediated and ANEB-001 is a CB1 antagonist
- Rapidly absorbed, well tolerated and crosses the blood-brain barrier

Rapid path to proof-of-concept

- Positive Phase 2 human proof-of-concept data (Part A complete, Part B continues)
- Study being conducted in the Netherlands (experienced with these type of trials)

Capital-efficient business model

- Outsourcing clinical research and data management
- Exploring strategic collaborations for commercialization
- Rapid clinical trials matched with a lean corporate structure

ANEB-001 for Acute Cannabinoid Intoxication

Acute Cannabinoid Intoxication

ANEBULO
PHARMACEUTICALS

- Over 140 million people use cannabis worldwide
- In U.S., decriminalization of marijuana by states has led to an increase in reports to poison control centers and in cannabis-related ED visits
  - Catalyzed by excessive use in adults and inadvertent ingestions in small children
  - Synthetic cannabinoids are the most abused synthetic drug and the second most abused drug among adolescents
- Duration of toxicity
  - Inhalation lasts 2-6 hours
  - Ingestion lasts approximately 8-12 hours

Symptoms of Acute Cannabinoid Intoxication

- Physiological effects include decreased systemic vascular resistance, elevated heart rate, decreased intraocular pressure, nystagmus, conjunctival injection, lethargy, decreased concentration and generalized psychomotor impairment
- Synthetic cannabinoid toxicity symptoms include sympathomimetic toxicity, psychosis and agitation, as well as seizures and sedation
- Severe cases have experienced hyperthermia, rhabdomyolysis and renal failure
- In children can lead to decreased muscle coordination, lethargy, seizures, dulled senses and death

Source: *Cannabinoid Toxicity.* https://www.ncbi.nlm.nih.gov/books/NBK482175/

Number of cannabis-associated ED visits is large with accelerated growth

ANEBULO PHARMACEUTICALS

Annual cannabis-associated ED visits in the U.S., 2006-2019



Cannabis Related Emergency Department Visits
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Outside of NEDS (estimated)
Captured in NEDS
+13%
+15%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Cannabis ED Visits
Outside of NEDs Visits (Estimated)

Growth of cannabis-associated emergency department visits has accelerated to a 15% CAGR since the first states legalized cannabis in 2012

We believe that

over 1.7M

ED visits in 2019 were associated with cannabis

Note: Between 21% and 23% of all emergency department visits were captured by the National Emergency Department Sample (NEDS) in the years 2006-2014. The number of visits outside of the NEDS sample was extrapolated. Source for 2006-2014: Shen, J. J., Shan, G., Kim, P. C., Yoo, J. W., Dodge-Francis, C., & Lee, Y.-J. (2018). Trends and Related Factors of Cannabis-Associated Emergency Department Visits in the United States. Journal of Addiction Medicine, 1. doi:10.1097/adm.0000000000000479, Source for 2015-2018: Company analysis of NEDS database

Marijuana legalization is increasing


Legalized
Medical and Decriminalized
Medical
Decriminalized
CBD only
Fully illegal

Since 2012, recreational marijuana has gone from legal in no states to legal in 19 states

Marijuana is legal for medical use in 37 states

https://disa.com/map-of-marijuana-legality-by-state

Potency of edibles tends to be deceiving



WHITE CANNABIS CHOCOLATE
CANNABIS CHOCOLATE
BÍLÁ ČOKOLÁDA
70% HOŘKÁ
CANNABIS CHOCOLATE
Mary & Juana
Mary & Juana
dark
CANNABIS CHOCOLATE

Manufactured and packaged as familiar products to consumers, including candy bars or gummy snacks

- Consumers often approach cannabis edibles with the same serving size expectations as non-cannabis products
- Cannabis candy bar may contain 4x or more a safe dose of THC, much higher than a consumer may expect

Children are particularly vulnerable to intoxication given lower body mass and lack of awareness

- Poses a unique risk for pediatric exposure with brightly colored packaging and formulation into flavored candies and other sweets
- National Poison Data System call volumes increased 30% in pediatric-related calls in states post-legalization

Peak plasma THC concentrations occur in 3-10 minutes with inhalation versus 2-4 hours with ingestion

- Delayed reaction increases the risk of intoxication with edibles, particularly for inexperienced users
- Homemade edibles where dosing may be unexpectedly strong is another common cause of intoxication

Promising potential solution for acute cannabinoid intoxication

ANEBULO
PHARMACEUTICALS

ANEB-001

- **CB1 antagonist**. Blocks the effect of THC at the CB1 receptor. Well-understood pharmacology.
- **Oral bioavailability**. ANEB-001 is administered as an oral treatment in the form of a pill, capsule or tablet.
- **Rapid absorption**. ANEB-001 is believed to rapidly reverse the signs and symptoms of acute cannabinoid intoxication in as little as 1 hour.
- **Low likelihood of drug-drug interactions**. Preclinical testing demonstrated that ANEB-001 did not inhibit the metabolic cytochromes 1A2, 2C9, 2C19, 2D6 and 3A4 at pharmacologically relevant concentrations.
- **Differentiated treatment option**. Not aware of any competing products to reverse the symptoms of acute cannabinoid intoxication that are further along in the development process than ANEB-001.



Well-understood pharmacology

ANEBULO PHARMACEUTICALS


THC
CB1 Receptor
Cell membrane

Potential Effects

Feeling high
Reduction in alertness
Body Sway
Tachycardia


THC
ANEB-001
CB1 Receptor
Cell membrane

Potential Effects

Decrease in feeling high
Inhibit reduction in alertness
Reduction of body sway
Normalization of heartbeat

ANEB-001 is a competitive antagonist at the human CB1 receptor with an affinity of 0.6nM

Good bioavailability and brain penetration (brain:plasma ratio = 1.5)

Antagonizes THC-induced hypolocomotion in mice, a CB1 receptor-mediated response

Phase 2 proof-of-concept trial design

- N = up to 150 subjects
  - Part A included 60 subjects, 20 healthy volunteers (HV) randomized to 50mg and 100mg doses of ANEB-001 or placebo
  - Ongoing Part B expected to include 6 cohorts of 15 healthy subjects (10 active and 5 placebo) evaluating lower doses of ANEB-001 in healthy subjects that are challenged with higher doses of THC
  - Part B to explore delayed dosing to better understand real-world conditions
- Endpoints:
  - 1° inhibition of primary central nervous system effect of THC
    - Visual analogue scale "Feeling High," visual analogue scale "Alertness," body sway, heart rate
  - 2° additional efficacy metrics, PK, safety/tolerability, PK/PD correlation


Part A
Randomized 1:1:1
50mg of ANEB-001
100mg of ANEB-001
Placebo
Proof-of Concept Data
Part A completed
Part B
Exploration of
additional THC and
ANEB-001 doses

ANEB-001: Next Steps

Development

- Continue Part B to explore lower ANEB-001 doses and higher THC challenge doses
- Discussions ongoing with FDA's Model-Informed Drug Development team
- Preparation for a US observational study in ACI subjects to support PK/PD model development and dose selection

Commercial

- Continued market analysis
  - Competitive landscape / Target Product Profile
  - Evolving commercial opportunity
- Expand IP position
- Explore different routes of administration and Animal Health / Canine ACI

Development plan

H1 CY22
Readout

Lifecycle management

Proof of-Concept

- Phase 2 study at single site in Netherlands
- Up to 150 healthy volunteers
- THC + doses of ANEB-001 or placebo

Pivotal Program

- FDA pre-IND meeting provided valuable guidance on U.S. regulatory path

New Drug Application

- Exploration of strategic options for rights outside of the U.S.

Intellectual Property Portfolio

- Method of use patent
  - Issued October 2021
  - Protection through 2040
- Strategy to enhance IP portfolio

In summary

Addressing unmet medical need in a large and growing market, with acute cannabinoid intoxication becoming an increasingly widespread health issue

ANEB-001 has a well-understood mechanism of action as a CB1 antagonist

Phase 2 proof-of-concept study continues

Part A Complete, Part B ongoing

Capital-efficient business model

ANEB-001 Development Update

ANEBULO PHARMACEUTICALS

Dr. Ken Cundy, PhD, Chief Scientific Officer

ANEB-001 Clinical Development for ACI - Update

Phase 2 Part A Proof of Concept: New PK data, additional post-hoc efficacy data

Ongoing Phase 2 Part B Extension: 2 cohorts completed - interim PK/PD/safety update

Plans for Completion of Part B: Cohort 3 initiated – 6 cohorts total for PK/PD modeling

Regulatory Update: Discussions ongoing with FDA/MIDD

Planned First US Clinical Study: Observational study in ACI patients

Path to Potential Approval: To be finalized after Phase 2 study is completed

Parenteral Product: Prototype formulations in development for preclinical testing

ANEB-001 Development for ACI: Background

Pharmacology

- Potent CB1 receptor antagonist
- Oral bioavailability and half-life expected to support single dose product
- Extensive Phase 1 PK data from previous development studies

Safety

- More than 140 subjects have been dosed with oral ANEB-001 to date: 80+ in Phase 1 and 50+ in Phase 2
- Well tolerated after dosing for up to 4 weeks in Phase 1 - no serious AEs
- All Phase 2 Part A adverse events mild and transient except one case of moderate nausea/vomiting

Efficacy

- Positive proof of concept data in Phase 2 Part A THC challenge study
- Substantial reduction in feeling high, reduction in THC-induced effects on body sway/heart rate
- Improved alertness
- Data supported testing lower doses of ANEB-001 and a higher dose of THC

ANEB-001 Phase 2 Proof of Concept Clinical Trial

Study Title:	A randomized, double-blind, placebo-controlled study to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single oral doses of CB1 antagonist ANEB-001 in healthy occasional cannabis users
Primary Objective:	To investigate the ability of ANEB-001 to inhibit the psychotropic effects of Δ9-Tetrahydrocannabinol (THC), the main psychoactive constituent of cannabis.
Study Design:	Randomized, double-blind, placebo-controlled study in two parts. Healthy subjects challenged with an oral dose of THC and treated with ANEB-001.
Part A:	Proof of concept – completed, positive topline data released
Part B:	Extension of dose selection – ongoing (first 2 cohorts completed and third initiated)
Study Site:	Center for Human Drug Research (CHDR), Leiden, Netherlands
Clinicaltrials.gov:	NCT05282797

ANEB-001: Clinical Trial Design – Part A Challenge Study

Primary Objective: To investigate the ability of ANEB-001 to inhibit the psychotropic effects of Δ9-Tetrahydrocannabinol (THC), the main psychoactive constituent of cannabis.

Randomized, double-blind, placebo-controlled study



Single Oral Dose, 24-hour assessment
60 adult healthy volunteers Age 18-45 (20 per arm)
THC (10.5 mg) + Placebo
THC (10.5 mg) + ANEB-001 (50 mg)
THC (10.5 mg) + ANEB-001 (100 mg)
7 to 14 Day follow-up
Day 1
Day 15

Endpoints:

Primary: inhibition of central nervous system effects of THC

- Visual analog scale "Feeling High"
- Visual analog scale "Alertness"
- Body sway
- Heart rate

Secondary: additional efficacy metrics, safety/tolerability, PK, PK/PD correlations

ANEBULO PHARMACEUTICALS

ANEB-001: Produced Sustained Reduction of Feeling High

Time Course of VAS Feeling High



THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001
VAS Feeling High log(mm)
1.5
1.0
0.5
0.0
#
#
#
**
0
2
4
6
8
Time (hours)

- Administration of 10.5 mg oral THC alone produced a substantial increase in the VAS feeling high score
- Coadministration of THC with ANEB-001 led to a substantial reduction in feeling high compared to THC alone (overall $p < 0.0001$)
- The effect of ANEB-001 in reducing feeling high was sustained for the duration of the THC effect
- The 50 mg dose of ANEB-001 was as effective as the 100 mg dose

Data are least squares mean, 95% CI

# $p < 0.0001$ for both dose levels

**$p < 0.01$ for 50 mg, $p < 0.05$ for 100 mg

ANEBULO PHARMACEUTICALS

ANEB-001: Subjects Feeling High (VAS 20 mm)

Proportion of Subjects Reporting Feeling High*



Proportion (%)
80
60
40
20
0
75%
10%
30%
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

Maximum VAS Feeling High Scores (mm)



Max VAS Score (mm)
100
80
60
40
20
0
20 mm
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

* Maximum VAS recorded during study > 20 mm (pre-specified cut-off)

ANEB-001: Subjects Feeling High (VAS >25 mm)

Proportion of Subjects Reporting Feeling High*


Proportion (%)
80
60
40
20
0
70%
10%
10%
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

Maximum VAS Feeling High Scores (mm)


Max VAS Score (mm)
100
80
60
40
20
0
25 mm
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

ANEBULO PHARMACEUTICALS

* Maximum VAS recorded during study > 25 mm

ANEB-001 Reduced THC-Induced Body Sway

Maximum Change from Baseline in Body Sway



Max CFB Body Sway (mm)
400
300
200
100
0
*
*
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

- Administration of 10.5 mg oral THC alone produced an increase in body sway over 8 hours
- ANEB-001 showed a significant reduction in the maximum change from baseline for body sway
- The 50 mg dose of ANEB-001 produced a similar effect to the 100 mg dose

Data are mean, 95% CI

*p <0.05, unpaired t-test

ANEBULO PHARMACEUTICALS

ANEB-001 Reduced THC-Induced Heart Rate Increase

Maximum Change from Baseline in Heart Rate



CFB Heart Rate (bpm)
20
15
10
5
0
**
*
THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001

- Administration of 10.5 mg oral THC alone produced an increase in heart rate
- ANEB-001 showed a significant reduction in the maximum change from baseline for heart rate
- The 50 mg dose of ANEB-001 produced a similar effect to the 100 mg dose

Data are mean, 95% CI

*p <0.05, unpaired t-test; **p <0.01, unpaired t-test

Phase 2 (Part B) Adaptive Study Design



PART B Cohort 1
THC (21 mg) +
ANEB-001 (30 mg)
vs THC/Placebo
(2:1 active/placebo)
Completed
Cohort 2*
THC (21 mg) +
ANEB-001 (10 mg)
vs THC/Placebo
Completed
Cohort 3*
THC (21 mg) +
ANEB-001 (10 mg)
vs THC/Placebo
1 hr Separation
Ongoing
Cohort 4*
THC + ANEB-001
vs THC/Placebo
Cohort 5*
THC + ANEB-001
vs THC/Placebo
Cohort 6*
THC + ANEB-001
vs THC/Placebo
Ongoing analysis of cumulative PK/PD and safety data

*Iterative decisions on dose levels in subsequent cohorts driven by emerging data. Cohorts of up to 15 (2:1 active/placebo)

ANEBULO PHARMACEUTICALS

Phase 2 and Observational Study Data for PK/PD Modeling


PART B Cohort 1
THC (21 mg) +
ANEB-001 (30 mg)
vs THC/Placebo
(10 active/5 placebo)
Completed
Cohort 2*
THC (21 mg) +
ANEB-001 (10 mg)
vs THC/Placebo
Completed
Cohort 3*
THC (21 mg) +
ANEB-001 (10 mg)
vs THC/Placebo
1 hr Separation
Ongoing
Cohort 4*
THC + ANEB-001
vs THC/Placebo
Cohort 5*
THC + ANEB-001
vs THC/Placebo
Cohort 6*
THC + ANEB-001
vs THC/Placebo
Observational Study of Symptoms and THC Exposure
in ACI Patients in Emergency Departments
Part A PK/PD Data
Completed
Ongoing analysis of cumulative PK/PD and safety data
PK/PD Model for
Optimization of
ANEB-001 Dose for
Treatment of ACI

*Iterative decisions on dose levels in subsequent cohorts driven by emerging data

ANEBULO PHARMACEUTICALS

Part B Cohort 1 – Study Design

Primary Objective: To investigate the ability of ANEB-001 to inhibit the psychotropic effects of Δ9-Tetrahydrocannabinol (THC), the main psychoactive constituent of cannabis.

Randomized, double-blind, placebo-controlled study



Single Oral Dose, 24-hour assessment
14 adult healthy volunteers ages 18-45
THC (21 mg) + Placebo
THC (21 mg) + ANEB-001 (30 mg)
7 to 14 Day follow-up
Day 1
Day 15

Endpoints:

Primary: inhibition of central nervous system effects of THC

- Visual analog scale "Feeling High"
- Visual analog scale "Alertness"
- Body sway
- Heart rate

Secondary: additional efficacy metrics, safety/tolerability, PK, PK/PD correlations

ANEBULO PHARMACEUTICALS

Part B Cohort 2 – Study Design

Primary Objective: To investigate the ability of ANEB-001 to inhibit the psychotropic effects of Δ9-Tetrahydrocannabinol (THC), the main psychoactive constituent of cannabis.

Randomized, double-blind, placebo-controlled study



Single Oral Dose, 24-hour assessment
11 adult healthy volunteers ages 18-45
THC (21 mg) + Placebo
THC (21 mg) + ANEB-001 (10 mg)
7 to 14 Day follow-up
Day 1
Day 15

Endpoints:

Primary: inhibition of central nervous system effects of THC

- Visual analog scale “Feeling High”
- Visual analog scale “Alertness”
- Body sway
- Heart rate

Secondary: additional efficacy metrics, safety/tolerability, PK, PK/PD correlations

ANEBULO PHARMACEUTICALS

Part B Cohorts 1 and 2 - Interim Data Update

Available Interim data:

- Blinded safety data
- Primary PD data (VAS feeling high, VAS alertness, body sway, heart rate) by treatment group with statistical analysis
- Placebo data for the first two cohorts (21 mg THC) were pooled for the analysis
- PK data for ANEB-001 and THC in plasma
- PD analysis of relationship between THC dose and maximum VAS feeling high
- Impact of ANEB-001 on the THC dose response for VAS feeling high

Part B Cohort 1 & 2 Preliminary Data - Effect on Feeling High

Time Course of VAS Feeling High



THC 21 mg/Placebo
THC 21 mg/ANEB-001 10 mg
THC 21 mg/ANEB-001 30 mg
VAS Feeling High log(mm)
Time (hours)
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8

- Oral administration of 21 mg THC alone produced a substantial increase in the VAS feeling high score
- Coadministration of THC with 10 mg or 30 mg ANEB-001 led to a substantial reduction in feeling high versus THC alone ($p < 0.001$)
- Effect of 10 mg ANEB-001 equivalent to 30 mg dose and comparable to the prior 50/100 mg data despite doubling the THC dose



THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001
VAS Feeling High log(mm)
Time (hours)

Data are least squares mean, 95% CI

ANEBULO PHARMACEUTICALS

Part B Cohort 1 & 2 Preliminary Data - Effect on Alertness

Time Course of VAS Alertness



THC 21 mg/Placebo
THC 21 mg/ANEB-001 10 mg
THC 21 mg/ANEB-001 30 mg
VAS Alertness (mm)
60
50
40
30
0
2
4
6
8
Time (hours)

- Oral administration of 21 mg THC alone produced a substantial decrease in VAS alertness score
- Coadministration of THC with 10 mg or 30 mg ANEB-001 blocked the change compared to THC alone ($p < 0.01$)
- Effect of 10 mg ANEB-001 equivalent to 30 mg dose and comparable to the prior 50/100 mg data despite doubling the THC dose



THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001
VAS alertness (mm)
60
50
40
30
0
2
4
6
8
Time (hours)

Data are least squares mean, 95% CI

ANEBULO PHARMACEUTICALS

Part B Cohort 1 & 2 Preliminary Data - Effect on Body Sway

Time Course of Body Sway



THC 21 mg/Placebo
THC 21 mg/ANEB-001 10 mg
THC 21 mg/ANEB-001 30 mg
700
600
500
400
300
200
Body Sway (mm)
0
2
4
6
8
Time (hours)

- Administration of 21 mg THC alone produced an increase in body sway, and 2 subjects were too dizzy to perform the test
- Coadministration of THC with ANEB-001 showed a significant reduction in mean body sway ($p < 0.01$)
- Effect of 10 mg ANEB-001 equivalent to 30 mg dose and comparable to the prior 50/100 mg data despite doubling the THC dose



THC/Placebo
THC/100 mg ANEB-001
THC/50 mg ANEB-001
700
600
500
400
300
200
Body Sway (mm)
0
2
4
6
8
Time (hours)

ANEBULO PHARMACEUTICALS

Data are least squares mean, 95% CI

Part B Cohort 1 & 2 Preliminary Data - Effect on Heart Rate

Time Course of Heart Rate


THC 21 mg/Placebo
THC 21 mg/ANEB-001 10 mg
THC 21 mg/ANEB-001 30 mg
Heart Rate (bpm)
80
70
60
0
2
4
6
8
Time (hours)

- Administration of 21 mg THC alone had only a minor effect on heart rate
- Coadministration of THC with ANEB-001 showed a trend towards normalization of heart rate
- The 10 mg dose of ANEB-001 was as effective as the 30 mg dose


THC/Placebo
THC/50 mg ANEB-001
THC/100 mg ANEB-001
Heart Rate (supine) bpm
80
70
60
0
2
4
6
8
Time (hours)

ANEBULO PHARMACEUTICALS

Data are least squares mean, 95% CI

Effect of THC Dose on Feeling High

Maximum VAS Feeling High Score vs. THC Dose



Max VAS Feeling High (mm)
80
60
40
20
0
0
5
10
15
20
25
THC Dose (mg)
Placebo
50 mg ANEB-001
100 mg ANEB-001
10 mg ANEB-001
30 mg ANEB-001

- Plot compares PD data from THC Challenge studies: Part A, Part B Cohorts 1 and 2, and published data for THC challenge at lower doses[1]
- Clear dose response for THC/placebo – increased feeling high with increasing THC dose
- 100% of subjects given 21 mg THC and placebo were high (>20 mm VAS score) vs. only one subject in each of the 10 mg and 30 mg ANEB-001 groups
- All ANEB-001 doses effective in reducing the THC effect on feeling high
- The 10 mg ANEB-001 was as effective as higher doses in reducing VAS feeling high despite the higher 21 mg THC dose
- Confirms potent effect of ANEB-001 on CB1 receptor

Values are mean (SEM)

[1]Source: Klumpers LK et al, Br J Clin Pharmacol 2012 Jul;74(1):42-53.

Phase 2 Part A and Part B Interim Data: PK of ANEB-001

Pharmacokinetics of ANEB-001 in Plasma of Subjects Challenged with THC[1]



Linear Scale
Log Scale
10 mg ANEB-001
30 mg ANEB-001
50 mg ANEB-001
100 mg ANEB-001
ANEB-001 Conc. (ng/mL)
Time (hours)
1200
1000
800
600
400
200
0
6
12
18
24
100
10

- Rapidly absorbed (T_{max} = 1 hour)
- Dose-related exposure to ANEB-001
- Long half-life supports once daily dosing

ANEBULO PHARMACEUTICALS

[1]Data are Mean (SD)

Phase 2 Part A and Part B Interim Data: PK of THC in Plasma

Pharmacokinetics of THC in Plasma of Healthy Subjects Challenged with THC[1]



Linear Scale
Log Scale
THC 10.5 mg + PBO
THC 10.5 mg + ANEB-001 50 mg
THC 10.5 mg + ANEB-001 100 mg
THC 21 mg + PBO
THC 21 mg + ANEB-001 10 mg
THC 21 mg + ANEB-001 30 mg
THC Conc. (ng/mL)
Time (hours)
20
15
10
5
0
0.1
0.01
1
6
12
18
24

- Oral THC tablets provided dose-related THC exposure
- Consistent with published exposure data for THC tablets

[1]Data are Mean (SD)

ANEBULO PHARMACEUTICALS

Part B Cohorts 1 and 2 - Interim Data Conclusions

THC Dose Effect:	21 mg THC produced stronger intoxication effects compared to 10.5 mg in Part A
VAS Feeling High:	ANEB-001 (10 or 30 mg) produced a sustained reduction in feeling high ($p < 0.001$)
VAS Alertness:	ANEB-001 (10 or 30 mg) produced a sustained improvement in alertness ($p < 0.01$)
Body Sway:	ANEB-001 (10 or 30 mg) produced a significant improvement in body sway $p < 0.01$)
Heart Rate:	THC effect on heart rate was small – trend towards reduction by ANEB-001
Dose response:	10 mg ANEB-001 was as effective as higher doses despite the higher THC dose, confirming potency of ANEB-001 as an antagonist of CB1-mediated effects of THC
Preliminary Safety:	**Data Still Blinded:** All adverse events in cohort 1 were mild and transient except two cases of moderate dizziness likely attributable to THC. All adverse events in cohort 2 were mild and transient.

ANEBULO PHARMACEUTICALS

Part B Cohort 3 - Protocol Amended and Dosing Initiated

- Protocol amended to allow staggered dosing and add additional time points/subjective measures
- Cohort 3: staggered single oral doses of 21 mg oral THC and 10 mg ANEB-001 or placebo
- THC will be administered 1 hour before ANEB-001/placebo
- Study endpoints include all of those assessed in Part A
- New "post-THC baseline" assessments added prior to administration of ANEB-001
- Allows for evaluation of within subject changes
- New "drug effect" VAS scores added
- Protocol details will be posted in the clinicaltrials.gov record
- Protocol includes 6 cohorts in total for Part B

ANEBULO PHARMACEUTICALS

Observational Study in ACI Patients

Study Title: Multi-center observational study of plasma concentrations of THC and its metabolites in subjects visiting emergency departments for acute cannabinoid intoxication

Primary Objective: To determine plasma concentrations of THC and its metabolites, 11-OH-THC and THC-COOH (and/or other cannabinoids), in plasma of subjects who visit the ED due to ACI

Study Design: Subjects presenting to Emergency Departments with ACI based on a subset of DSM-V diagnostic criteria. Collection of THC PK, signs and symptoms, interventions, disposition, and selected subjective PD assessments at entry and discharge. Targeting 10 to 20 sites and approx. 120 subjects. Plasma sample at entry and possible additional time points.

Est. completion: Approx. 12 months total but data will be used as generated for PK/PD modeling during the study

Clinicaltrials.gov: Registration planned

Pharmacokinetic/Pharmacodynamic (PK/PD) Modeling

Objective: To develop a PK/PD model to predict the optimal ANEB-001 dose for treating ACI

Components:
- Historical data for THC PK and PD outcomes in healthy subjects
- New PK/PD data for THC and ANEB-001 from Anebulo Phase 2 challenge study
- New data for THC PK/PD in ACI patients from Anebulo observational study

FDA involvement:
- Discussed with FDA/MIDD (Model-Informed Drug Development) Group
- Initial meeting with MIDD completed in June 2022
- Next meeting scheduled for November 2022

ANEB-001 Potential Regulatory Path

- Previous Pre-IND Meeting held in December 2021
- Discussions ongoing with FDA's Model-Informed Drug Development team
- First Proposed US Study: Multi-center Observational study in ACI subjects
- Intended to support PK/PD model development and dose selection for ACI
- Study initiation expected in 4Q 2022
- Next MIDD meeting scheduled for November 2022
- Potential End of Phase 2A meeting following completion of Part B with ongoing PK/PD modeling
- Potential for first ANEB-001 study in US to be a registrational study subject to FDA agreement

ANEB-001: Additional Activities – CMC and Nonclinical

CMC Activities:

- Emerging Phase 2 data supportive of a lower ANEB-001 dose than originally projected
- Drug substance manufacturing already ongoing at “commercial” scale
- Drug product manufacturing on track to support clinical and commercial use

Nonclinical Activities:

- IND enabling studies previously completed including up to 4 weeks tox in 2 species
- Intended as a single dose product – we do not anticipate chronic dosing for ANEB-001
- Remaining nonclinical studies to support potential Phase 3 clinical studies are planned

ANEB-001 Parenteral Product Development Program

Status:

- Potential for use in ACI subjects unable to swallow oral capsules
- Preferred route of administration for pediatric subjects
- Targeting single dose IV or IM injection to be administered in Emergency Department
- Multiple novel prototype parenteral formulations currently being evaluated

Next Steps:

- Initial evaluation in nonclinical PK models
- Selection of a lead formulation for clinical development
- GMP scale up and initiation of IND enabling studies
- Scope of required studies depends on PK comparability versus existing safety data
- First in human dosing of parenteral formulation would be a Phase 1 study
- New opportunities for additional IP coverage

ANEBULO PHARMACEUTICALS

ANEB-001 Clinical Development for ACI - Summary

Phase 2 Part A New Data: Dose related exposure, reductions in body sway/heart rate

Ongoing Phase 2 Part B: 2 cohorts completed – 10 mg and 30 mg doses reduced THC-related effects despite a higher THC dose, appears safe and well tolerated

Plans for Completion of Part B: Cohort 3 ongoing using staggered dosing – 3 more cohorts currently planned for PK/PD modeling

Regulatory Update: Next FDA/MIDD meeting in November

Planned First US Clinical Study: Observational study in ACI patients

Path to Potential Approval: To be finalized after Phase 2 study is completed

Parenteral Product: Prototype formulations in development for preclinical testing


210.95
149.16
23.26
1.41%

Q&A Session

Concluding Remarks

Simon Allen, Chief Executive Officer

Development plan

ANEBULO PHARMACEUTICALS

H2 CY22
Readout

Lifecycle management

Proof of-Concept

- Phase 2 study at single site in Netherlands
- Up to 150 healthy volunteers
- THC + doses of ANEB-001 or placebo

Pivotal Program

- FDA pre-IND meeting provided valuable guidance on U.S. regulatory path

New Drug Application

- Exploration of strategic options for rights outside of the U.S.

Intellectual Property Portfolio

- Method of use patent
  - Issued October 2021
  - Protection through 2040
- Strategy to enhance IP portfolio

In summary

Addressing unmet medical need in a large and growing market, with acute cannabinoid intoxication becoming an increasingly widespread health issue

ANEB-001 has a well-understood mechanism of action as a CB1 antagonist

Phase 2 proof-of-concept study continues (Part A topline data released July 5, 2022; Part B initiated in Q3 2022)

Capital-efficient business model with $14.5M cash (06/30/22)


210.95
149.16
23.26
1.41%

Investor Contacts:

Scott Anderson-Head of IR and PR
scott@anebulo.com

Rex Merchant-CFO
rex@anebulo.com